January 5, 2009

The Dreyfus/Laurel Funds, Inc. Dreyfus Core Equity Fund Supplement to Prospectus dated January 1, 2009

     Effective on or about February 4, 2009 (the “Effective Date”), each fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Thereafter, each fund will no longer offer Class T shares.

     Effective December 3, 2008, no investments for new accounts are permitted in Class T of any fund, except that participants in certain group retirement plans will be able to open a new account in Class T of the fund, if the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in a fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

January 5, 2009

The Dreyfus/Laurel Funds, Inc. Dreyfus Core Equity Fund

Supplement to Current Statement of Additional Information
dated January 1, 2009

     Effective on or about February 4, 2009 (the “Effective Date”), each Fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Thereafter, each Fund will no longer offer Class T shares.

     Effective December 3, 2008, no investments for new accounts are permitted in Class T of any Fund, except that participants in certain group retirement plans will be able to open a new account in Class T of the Fund, if the Fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in a Fund’s Class A shares made by holders of the Fund’s Class T shares who received Class A shares of the Fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.